Exhibit 99.1

EPAM Reports Results for First Quarter 2020

First quarter revenues of $651.4 million, up 24.9% year-over-year
GAAP Diluted EPS of $1.47 for the first quarter
Non-GAAP Diluted EPS of $1.43 for the first quarter

Newtown, PA — May 7, 2020 — EPAM Systems, Inc. (NYSE: EPAM), a leading global provider of digital platform engineering and software development services, today announced results for its first quarter ended March 31, 2020.

“EPAM’s strong first quarter results exceeded our initial expectations, underscoring the continued robust demand for our services entering 2020,” said Arkadiy Dobkin, CEO & President, EPAM. “With the onset of the global pandemic, we have shifted our focus to safeguarding the health and safety of EPAM’s employees and proactively partnering with our global customers to help them navigate an unprecedented and volatile social and business environment. Our fundamentals continue to be strong, and the investments we’ve made in our people and delivery platforms should help position us for a strong comeback in the future.”

First Quarter 2020 Highlights

•	Revenues increased to $651.4 million, a year-over-year increase of $130.0 million, or 24.9%, and on a constant currency basis, revenues were up 26.0% over the corresponding period last year;

•	GAAP income from operations was $87.5 million, an increase of $22.9 million, or 35.3%, compared to $64.7 million in the first quarter of 2019;

•	Non-GAAP income from operations was $105.3 million, an increase of $16.1 million, or 18.1%, compared to $89.2 million in the first quarter of 2019;

•
Diluted earnings per share (“EPS”) on a GAAP basis was $1.47, an increase of $0.41, or 38.7%, compared to $1.06 in the first quarter of 2019 based on weighted average diluted shares outstanding of 58.1 million; and

•	Non-GAAP diluted EPS was $1.43, an increase of $0.18, or 14.4%, compared to $1.25 in the first quarter of 2019.
Cash Flow and Other Metrics

•	Cash provided by operating activities was $63.3 million for the first three months of 2020, compared to $0.2 million used in operating activities for the first three months of 2019;

•	Cash, cash equivalents and restricted cash totaled $917.4 million as of March 31, 2020, a decrease of $20.3 million, or 2.2%, from $937.7 million as of December 31, 2019; and

•	Total headcount exceeded 37,300 as of March 31, 2020. Included in this number were approximately 33,100 delivery professionals, an increase of 18.7% from March 31, 2019.

Second Quarter 2020 Outlook

Due to heightened uncertainty related to the potential impacts of COVID-19 on the Company’s full year business results, EPAM is not providing a full year 2020 financial outlook. The Company expects the following for the second quarter:

•
Revenues will be in the range of $590 million to $605 million for the second quarter reflecting a year-over-year growth rate of approximately 8.3% at the mid-point of the range. The Company expects that foreign currency translation will have a 1% unfavorable impact on year-over-year revenue growth during the quarter. The Company expects year-over-year revenue growth on a constant currency basis to be approximately 9.3% at the mid-point of the range;

•	For the second quarter, the Company expects GAAP income from operations to be in the range of 11% to 13% of revenues and non-GAAP income from operations to be in the range of 14% to 16% of revenues;

•	The Company expects its GAAP effective tax rate to be approximately 13% and its non-GAAP effective tax rate to be approximately 23%; and

•
The Company expects GAAP diluted EPS will be in the range of $0.93 to $1.12 for the quarter, and non-GAAP diluted EPS will be in the range of $1.12 to $1.31 for the quarter. The Company expects weighted average diluted shares outstanding for the quarter of 58.4 million.

Conference Call Information
EPAM will host a conference call to discuss the results on Thursday, May 7, 2020 at 8:00 a.m. Eastern time. The live conference call will be available by dialing +1 (877) 407-0784 or +1 (201) 689-8560 (outside of the U.S.). A webcast of the conference call can be accessed at the Investor Relations section of the Company’s website at http://investors.epam.com. A replay will be available approximately one hour after the call by dialing +1 (844) 512-2921 or +1 (412) 317-6671 (outside of the U.S.) and entering the conference ID 13701307. The replay will be available until May 21, 2020.

About EPAM Systems
Since 1993, EPAM Systems, Inc. (NYSE: EPAM) has leveraged its software engineering expertise to become a leading global product development, digital platform engineering, and top digital and product design agency. Through its ‘Engineering DNA’ and innovative strategy, consulting, and design capabilities, EPAM works in collaboration with its customers to deliver next-gen solutions that turn complex business challenges into real business outcomes. EPAM’s global teams serve customers in more than 30 countries across North America, Europe, Asia and Australia. As a recognized market leader in multiple categories among top global independent research agencies, EPAM was one of only four technology companies to appear on Forbes 25 Fastest Growing Public Tech Companies list every year of publication since 2013 and was the only IT services company featured on Fortune's 100 Fastest-Growing Companies list of 2019. Learn more at www.epam.com and follow EPAM on Twitter @EPAMSYSTEMS and LinkedIn.

Non-GAAP Financial Measures
EPAM supplements results reported in accordance with United States generally accepted accounting principles, referred to as GAAP, with non-GAAP financial measures. Management believes these measures help illustrate underlying trends in EPAM’s business and uses the measures to establish budgets and operational goals, communicate internally and externally, for managing EPAM’s business and evaluating its performance. Management also believes these measures help investors compare EPAM’s operating performance with its results in prior periods. EPAM anticipates that it will continue to report both GAAP and certain non-GAAP financial measures in its financial results, including non-GAAP results that exclude stock-based compensation expenses, acquisition-related costs, amortization of intangible assets acquired through business combinations, goodwill impairment, certain other one-time charges and benefits, changes in fair value of contingent consideration, foreign exchange gains and losses, excess tax benefits related to stock-based compensation, and the related effect on income taxes of the pre-tax adjustments. Management also compares operating results on a basis of “constant currency,” which is also a non-GAAP financial measure. This measure excludes the effect of foreign currency exchange rate fluctuations by translating the current period revenues and expenses into U.S. dollars at the weighted average exchange rates of the prior period of comparison. Because EPAM’s reported non-GAAP financial measures are not calculated in accordance with GAAP, these measures are not comparable to GAAP and may not be comparable to similarly described non-GAAP measures reported by other companies within EPAM’s industry. Consequently, EPAM’s non-GAAP financial measures should not be evaluated in isolation or supplant comparable GAAP measures, but rather, should be considered together with the information in EPAM’s consolidated financial statements, which are prepared in accordance with GAAP.

Forward-Looking Statements
This press release includes estimates and statements which may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the accuracy of which are necessarily subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate. Our estimates and forward-looking statements are mainly based on our current expectations and estimates of future events and trends, which affect or may affect our business and operations.  Those future events and trends may relate to, among other things, the anticipated impact of the COVID-19 pandemic and the effect that it may have on our sales, operations, access to capital, revenues, profitability and customer demand. Other factors that could cause actual results to differ materially from those expressed or implied include general economic conditions, the factors discussed in the Company’s most recent Annual Report on Form 10-K, the factors discussed in the Company’s Quarterly Report on Form 10-Q, filed on or after the date of this press release, particularly in Part I. Item 2. (Management’s Discussion and Analysis of Financial Condition and Results of Operations) and Part II. Item 1A. (Risk Factors), and other filings with the Securities and Exchange Commission. Although we believe that these estimates and forward-looking statements are based upon reasonable assumptions, they are subject to several risks and uncertainties and are made in light of information currently available to us. EPAM undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law.

Contact:
EPAM Systems, Inc.
David Straube, Head of Investor Relations
Phone: +1-267-759-9000 x59419
david_straube@epam.com

EPAM SYSTEMS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(Unaudited)
(In thousands, except per share data)

	Three Months Ended March 31,
	2020	2019
Revenues	$651,359	$521,333
Operating expenses:
Cost of revenues (exclusive of depreciation and amortization)	423,802	344,689
Selling, general and administrative expenses	125,108	101,786
Depreciation and amortization expense	14,940	10,200
Income from operations	87,509	64,658
Interest and other income, net	2,386	3,076
Foreign exchange gain/(loss)	6,524	(3,484)
Income before provision for income taxes	96,419	64,250
Provision for income taxes	10,854	3,496
Net income	$85,565	$60,754
Foreign currency translation adjustments, net of tax	(28,519)	2,943
Unrealized (loss)/gain on cash-flow hedging instruments, net of tax	(9,368)	3,100
Comprehensive income	$47,678	$66,797

Net income per share:
Basic	$1.55	$1.12
Diluted	$1.47	$1.06
Shares used in calculation of net income per share:
Basic	55,287	54,245
Diluted	58,143	57,236

EPAM SYSTEMS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(In thousands, except share and per share data)

	As of March 31, 2020	As of December 31, 2019
Assets
Current assets
Cash and cash equivalents	$916,253	$936,552
Trade receivables and contract assets, net of allowance of $5,356 and $2,920, respectively	542,698	497,716
Prepaid and other current assets	48,786	39,943
Total current assets	1,507,737	1,474,211
Property and equipment, net	164,671	165,259
Operating lease right-of-use assets	243,671	238,991
Intangible assets, net	58,676	56,258
Goodwill	198,534	195,043
Deferred tax assets	79,044	75,013
Other noncurrent assets	59,548	39,433
Total assets	$2,311,881	$2,244,208

Liabilities
Current liabilities
Accounts payable	$5,232	$7,831
Accrued compensation and benefits expenses	250,560	230,035
Accrued expenses and other current liabilities	66,434	82,476
Income taxes payable, current	6,987	9,064
Operating lease liabilities, current	60,108	57,542
Total current liabilities	389,321	386,948
Long-term debt	25,046	25,074
Income taxes payable, noncurrent	45,847	45,878
Operating lease liabilities, noncurrent	189,312	180,848
Other noncurrent liabilities	14,873	9,315
Total liabilities	664,399	648,063
Commitments and contingencies
Stockholders’ equity
Common stock, $0.001 par value; 160,000,000 authorized; 55,608,835 and 55,207,446 shares issued, 55,589,100 and 55,187,711 shares outstanding at March 31, 2020 and December 31, 2019, respectively	56	55
Additional paid-in capital	610,579	607,051
Retained earnings	1,106,285	1,020,590
Treasury stock	(177)	(177)
Accumulated other comprehensive loss	(69,261)	(31,374)
Total stockholders’ equity	1,647,482	1,596,145
Total liabilities and stockholders’ equity	$2,311,881	$2,244,208

EPAM SYSTEMS, INC. AND SUBSIDIARIES
Reconciliations of Non-GAAP Financial Measures to Comparable GAAP Financial Measures
(Unaudited)
(In thousands, except percent and per share amounts)

Reconciliation of revenue growth on a constant currency basis to revenue growth as reported under GAAP is presented in the table below:

Three Months Ended March 31, 2020
Revenue growth on a constant currency basis(1)	26.0%
Foreign exchange rates impact	(1.1)%
Revenue growth as reported	24.9%

(1)	Constant currency revenue results are calculated by translating current period revenues in local currency into U.S. dollars at the weighted average exchange rates of the comparable prior period.

Reconciliation of various income statement amounts from GAAP to non-GAAP for the three months ended March 31, 2020 and 2019:

	Three Months Ended March 31, 2020
	GAAP	Adjustments	Non-GAAP
Cost of revenues (exclusive of depreciation and amortization)(2)	$423,802	$(3,984)	$419,818
Selling, general and administrative expenses(3)	$125,108	$(10,693)	$114,415
Income from operations(4)	$87,509	$17,812	$105,321
Operating margin	13.4%	2.8%	16.2%
Net income(5)	$85,565	$(2,701)	$82,864
Diluted earnings per share	$1.47		$1.43

	Three Months Ended March 31, 2019
	GAAP	Adjustments	Non-GAAP
Cost of revenues (exclusive of depreciation and amortization)(2)	$344,689	$(12,781)	$331,908
Selling, general and administrative expenses(3)	$101,786	$(9,621)	$92,165
Income from operations(4)	$64,658	$24,540	$89,198
Operating margin	12.4%	4.7%	17.1%
Net income(5)	$60,754	$10,772	$71,526
Diluted earnings per share	$1.06		$1.25

Items (2) through (5) above are detailed in the table below with the specific cross-reference noted in the appropriate item.

	Three Months Ended March 31,
	2020	2019
Stock-based compensation expenses	$3,984	$12,781
Total adjustments to GAAP cost of revenues(2)	3,984	12,781
Stock-based compensation expenses	7,897	9,075
Other acquisition-related expenses	468	511
One-time charges	2,328	35
Total adjustments to GAAP selling, general and administrative expenses(3)	10,693	9,621
Amortization of acquired intangible assets	3,135	2,138
Total adjustments to GAAP income from operations(4)	17,812	24,540
Change in fair value of contingent consideration included in Interest and other income, net	(438)	—
Foreign exchange (gain)/loss	(6,524)	3,484
Provision for income taxes:
Tax effect on non-GAAP adjustments	(1,854)	(5,739)
Excess tax benefits related to stock-based compensation	(11,697)	(11,513)
Total adjustments to GAAP net income(5)	$(2,701)	$10,772

EPAM SYSTEMS, INC. AND SUBSIDIARIES
Reconciliations of Guidance Non-GAAP Financial Measures to Comparable GAAP Financial Measures
(Unaudited)
(In percent, except per share amounts)

The below guidance constitutes forward-looking statements within the meaning of the federal securities laws and is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. Actual results may differ materially from the Company’s expectations depending on factors discussed in the Company’s filings with the Securities and Exchange Commission.

Reconciliation of projected revenue growth on a constant currency basis to projected revenue growth on a GAAP basis is presented in the table below:

Second Quarter 2020
Revenue growth on a constant currency basis (at mid-point of the range) (6)	9.3%
Foreign exchange rates impact	(1)%
Revenue growth (at mid-point of the range)	8.3%

(6)
Constant currency revenue results are calculated by translating current period projected revenues in local currency into U.S. dollars at the weighted average exchange rates of the comparable prior period.

Reconciliation of projected GAAP to non-GAAP income from operations as a percentage of revenues is presented in the table below:

Second Quarter 2020
GAAP income from operations as a percentage of revenues	11% to 13%
Stock-based compensation expenses	2.5%
Included in cost of revenues (exclusive of depreciation and amortization)	1.3%
Included in selling, general and administrative expenses	1.2%
Amortization of purchased intangible assets	0.5%
Non-GAAP income from operations as a percentage of revenues	14% to 16%

Reconciliation of projected GAAP to non-GAAP effective tax rate is presented in the table below:

Second Quarter 2020
GAAP effective tax rate (approximately)	13%
Tax effect on non-GAAP adjustments	3.8%
Excess tax benefits related to stock-based compensation	6.2%
Non-GAAP effective tax rate (approximately)	23%

Reconciliation of projected GAAP to non-GAAP diluted earnings per share is presented in the table below:

Second Quarter 2020
GAAP diluted earnings per share (at least)	$0.93 to $1.12
Stock-based compensation expenses	0.28
Included in cost of revenues (exclusive of depreciation and amortization)	0.15
Included in selling, general and administrative expenses	0.13
Other acquisition-related expenses	0.01
Amortization of acquired intangible assets	0.05
Foreign exchange loss	0.05
Provision for income taxes:
Tax effect on non-GAAP adjustments	(0.08)
Excess tax benefits related to stock-based compensation	(0.12)
Non-GAAP diluted earnings per share (at least)	$1.12 to $1.31